SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 2, 1998


                         BIG FLOWER PRESS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

          New York                        1-14084               13-376-8322
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

3 East 54th Street, New York, New York                                  10022
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600





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ITEM 5. OTHER EVENTS.

         On December 3, 1998, Big Flower Press Holdings, Inc., a Delaware corporation (the "Registrant"), issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the pricing of its offering, pursuant to Rule 144A of the Securities Act of 1933, as amended, of $250 million of the Registrant's Senior Subordinated Notes due 2008.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number            Description
------            -------------------------------------------------------------
99.1              Registrant's press release, dated December 3, 1998







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIG FLOWER PRESS HOLDINGS, INC.


Date: December 4, 1998                      By: /s/ Irene B. Fisher
                                                -------------------------
                                                Irene B. Fisher
                                                Vice President and
                                                Associate General Counsel






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                                  EXHIBIT INDEX



                                                                   Sequentially
Exhibit No.   Description                                          Numbered Page
-----------   --------------------------------------------------   -------------

   99.1       Registrant's press release, dated December 3, 1998        5



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